EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Pennant Group, Inc. (the Company) on Form 10-K for the period ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jennifer L. Freeman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JENNIFER L. FREEMAN
	Name:	Jennifer L. Freeman
	Title:	Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer and Duly Authorized Officer)

February 28, 2022

A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.